UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2016 (April 4, 2016)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5400 Westheimer Court

Houston, Texas 77056

(Address of principal executive offices)

(713) 627-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 4, 2016, Spectra Energy Corp (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”), pursuant to which the Company agreed to offer and sell to the Underwriter 14,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price to the public of $30.00 per share (the “Offering”). Pursuant to the Underwriting Agreement, the Company granted the Underwriter a 25-day option to purchase up to an additional 2,100,000 shares of Common Stock (the “Option”).

The Offering and the offer and sale of shares of Common Stock pursuant to the Option have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-188226) (the “Registration Statement”), and the prospectus supplement dated April 4, 2016 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on April 6, 2016. The Offering is expected to close on April 8, 2016, subject to customary closing conditions. The Underwriting Agreement is filed as Exhibit 1.1 hereto. A legal opinion related to the Registration Statement is filed herewith as Exhibit 5.1.

On April 4, 2015, the Company entered into a Common Unit Purchase Agreement (the “Purchase Agreement”) with Spectra Energy Partners, LP (the “Partnership”) providing for the issuance and sale by the Partnership to the Company the (“Private Placement”) of 9,056,136 common units representing limited partner interests in the Partnership (the “Initial Units”) in a private placement transaction in reliance on Section 4(a)(2) of the Securities Act at a price per unit of $45.96, for an aggregate purchase price of approximately $416.2 million. The Company will purchase up to an additional 1,358,420 common units in the Private Placement to the extent that additional shares of its common stock are issued pursuant to the Option. The issuance of the Initial Units is expected to close on April 8, 2016. The Purchase Agreement is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated as of April 4, 2016 between Spectra Energy Corp and Barclays Capital Inc.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).

99.1	Common Unit Purchase Agreement dated as of April 4, 2016 between Spectra Energy Corp and Spectra Energy Partners, LP (incorporated by reference to Exhibit 99.1 to Spectra Energy Partners, LP’s Current Report on Form 8-K (File No. 001-33556)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ Laura J. Buss Sayavedra
Laura J. Buss Sayavedra
Vice President and Treasurer

Date: April 8, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of April 4, 2016 between Spectra Energy Corp and Barclays Capital Inc.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).

99.1	Common Unit Purchase Agreement dated as of April 4, 2016 between Spectra Energy Corp and Spectra Energy Partners, LP (incorporated by reference to Exhibit 99.1 to Spectra Energy Partners, LP’s Current Report on Form 8-K (File No. 001-33556)).

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